American Century Capital Portfolios, Inc. Statement of Additional Information (SAI) Supplement

Supplement dated October 31, 2012 ¡ SAI dated August 1, 2012

At a meeting on September 13, 2012, the funds’ board of directors approved a change to the distribution policies of the Global Real Estate Fund and Real Estate Fund to permit the payment of return of capital distributions to shareholders. In addition, the funds’ board of directors approved the change of the fiscal year end of Global Real Estate Fund and Real Estate Fund from March 31 to October 31, beginning on October 31, 2012.

The following is added immediately prior to the Taxation of Certain Mortgage REITs section on page 53 of the SAI.

Investments in REITs

An investment by the funds in the equity securities of real estate investment trusts (REITs) may result in the funds' receipt of cash distributions from the REIT in excess of the REIT’s earnings.  It is the current policy of Global Real Estate and Real Estate to distribute these amounts, which could be considered a return of capital (ROC) to fund shareholders for U.S. federal income tax purposes.  Although ROC distributions are not taxable to the fund shareholders, these distributions will reduce shareholders' cost basis in the funds, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares by a shareholder.  Dividends received by the funds from REITs will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The following replaces the Financial Professionals contact information on the back cover of the SAI.

Financial Professionals
P.O. Box 419385
Kansas City, Missouri 64141-6385
1-800-345-6488

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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